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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                  --------------------------------------------


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported)           December 15, 1999


                             AIMCO PROPERTIES, L.P.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         MARYLAND                        0-24497                  84-1275621
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
    of incorporation or                File Number)          Identification No.)
      organization)


           COLORADO CENTER, TOWER TWO, 2000 SOUTH COLORADO BOULEVARD,
                       SUITE 2-1000, DENVER, CO 80222-4348
  -----------------------------------------------------------------------------
         (Address of principal executive offices)          (Zip Code)


  Registrant's telephone number, including area code           (303) 757-8101


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.

                  In December 1999 and January 2000, AIMCO Properties, L.P., the operating partnership for Apartment Investment and Management Company, acquired from Dreyfuss Brothers, Inc. ("Dreyfuss"), four separate residential communities. AIMCO Properties, L.P. has agreements to acquire an additional five communities from Dreyfuss, which are expected to be acquired by June 30, 2000. The communities are located in Maryland and Virginia. The total value for the nine residential communities is estimated at $100,500,000, and is to be payable in cash, the assumption of indebtedness, and the issuance by AIMCO Properties, L.P. of its Class Four Partnership Preferred Units.

                  In December, 1999 and January 2000, AIMCO Properties, Inc., acquired from Regency Windsor Companies ("Regency") fourteen separate residential communities located in Indiana, Michigan and North Carolina for $301,400,000. As consideration, AIMCO Properties, L.P. paid cash, assumed indebtedness, and issued its Partnership Common Units and Class Three Partnership Preferred Units.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  Combined Historical Summary of Gross Income and Direct Operating Expenses of Dreyfuss Apartment Communities for the year ended December 31, 1998 and the nine months ended September 30, 1999 (unaudited), together with the Report of Independent Auditors (is included as Exhibit 99.1 to this Report and is incorporated herein by reference).

                  Combined Historical Summary of Gross Income and Direct Operating Expenses of Regency Windsor Apartment Communities for the year ended December 31, 1998 and the nine months ended September 30, 1999 (unaudited), together with the Report of Independent Auditors (is included as Exhibit 99.2 to this Report and is incorporated here by reference).

         (b)      Pro Forma Financial Information.

                  Pro Forma Financial Information of AIMCO Properties, L.P. (is included as Exhibit 99.3 to this Report and is incorporated herein by reference).

         (c)      Exhibits

                  The following exhibits are filed with this report:

         Number   Description
         ------   -----------

         23.1     Consent of Independent Auditor - Ernst & Young LLP.

         99.1 Combined Historical Summary of Gross Income and Direct Operating Expenses of Dreyfuss Apartment Communities for the year ended December 31, 1998 and the nine months ended September 30, 1999 (unaudited), together with the Report of Independent Auditor.

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         99.2     Combined Historical Summary of Gross Income and Direct
                  Operating Expenses of Regency Windsor Apartment Communities for the year ended December 31, 1998 and the nine months ended September 30, 1999 (unaudited), together with the Report of Independent Auditors.

         99.3     Pro Forma Financial Information of AIMCO Properties, L.P.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 13, 2000
                               AIMCO PROPERTIES, L.P.

                               By:  AIMCO-GP, Inc.
                                    (Its General Partner)

                               By: /s/ Paul J. McAuliffe
                                   ---------------------
                                   Paul J. McAuliffe
                                   Executive Vice President--Capital Markets and Chief Financial Officer

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                                  EXHIBIT INDEX


     EXHIBIT NO.                      DESCRIPTION
     -----------                      -----------
         23.1     Consent of Independent Auditor - Ernst & Young LLP.

         99.1     Combined Historical Summary of Gross Income and Direct
                  Operating Expenses of Dreyfuss Apartment Communities for the year ended December 31, 1998 and the nine months ended
                  September 30, 1999 (unaudited), together with the Report of Independent Auditors.

         99.2     Combined Historical Summary of Gross Income and Direct
                  Operating Expenses of Regency Windsor Apartment Communities for the year ended December 31, 1998 and the nine months ended
                  September 30, 1999 (unaudited), together with the Report of
                  Independent Auditors.

         99.3     Pro Forma Financial Information of AIMCO Properties, L.P.


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